iMGP International Fund

Summary Prospectus

Institutional Class Ticker Symbol: MSILX	April 28, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated April 28, 2023 are incorporated by reference into this Summary Prospectus.

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.imgpfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your reports. If you invest directly with the Trust, you can call 1-800-960-0188. Your election to receive reports in paper will apply to all Funds in the Trust or held with your financial intermediary.

Investment Objective

The iMGP International Fund (the “International Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fund Summary	1

Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	1.10%
Other Expenses	0.36%
Interest and Dividend Expenses	0.01%

Total Other Expenses	0.37%

Total Annual Fund Operating Expenses	1.47%
Fee Waiver and/or Expense Reimbursement(1)	(0.23)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.24%

(1)

iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC (“iM Global” or the “Advisor”), the advisor to the International Fund, has contractually agreed, through April 30, 2024, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by iM Global is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% on assets over $1 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. The cost for the International Fund reflects the net expenses of the International Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$126	$434	$773	$1,731

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the International Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 42.74% of the average value of its portfolio.

Principal Strategies

The Fund invests in the securities of companies that the sub-advisors to the International Fund (each, a “manager” or “sub-advisor”) believe have strong appreciation potential. The Advisor believes that giving highly disciplined managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the International Fund to seek skilled managers, give them broad flexibility, limit them to their highest-conviction ideas and create diversification at the overall fund level by choosing managers with complementary styles, which the Advisor believes also should reduce risk. The Advisor is responsible for recommending which sub-advisors to hire or remove. Before hiring a sub-advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency

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of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.

There is no minimum or maximum allocation of the International Fund’s portfolio assets to each sub-advisor. The Advisor is responsible for establishing the target allocation of International Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and market capitalization exposure (large-cap, mid-cap and small-cap companies) and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the International Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre-established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub-advisor. The Advisor monitors the individual portfolios managed by the sub-advisors to ensure that the overall portfolio does not include any unintentional over-weights to market capitalization levels, sectors, industries or individual securities. Under normal conditions, each sub-advisor manages a portion of the International Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks (resulting in total International Fund holdings of 32 to 60 different stocks).

Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-capitalization companies, as measured by market capitalization at the time of acquisition, and companies located in emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. The International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. The International Fund may focus its investments in certain sectors – including, but not limited to, the financial sector – from time to time as a result of the implementation of the International Fund’s investment strategy by the sub-advisors.

Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate. The managers have limited flexibility to invest in the securities of U.S. companies. By executing its investment strategy, the International Fund seeks to:

•	combine the efforts of several experienced, high quality international managers;

•	access the highest conviction stock-picking ideas of each manager at any point in time;

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deliver a portfolio that is prudently diversified in terms of stocks (typically 32 to 60) and industries while still allowing each manager to run portfolio segments focused on only its highest conviction stocks; and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The International Fund’s managers may trade its portfolio frequently.

SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO

Harris Associates L.P. (“Harris”)	33.3%	All sizes

Lazard Asset Management (“Lazard”)	33.3%	All sizes

Polen Capital Management, LLC (“Polen Capital”)	33.3%	All sizes, but mostly large- and mid-sized companies

Principal Risks

Investment in stocks exposes shareholders of the International Fund to the risk of losing money if the value of the stocks held by the International Fund declines during the period an investor owns shares in the International Fund. An investment in the International Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation

Fund Summary	3

or any other government agency. The following risks could affect the value of your investment. The following risks could affect the value of your investment. Some or all of these risks may adversely affect the International Fund’s net asset value per share, total return and/or ability to meet its objective.

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Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

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Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the International Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

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Country/Regional Risk. This is the risk that world events – such as political upheaval, financial troubles, or natural disasters – will adversely affect the value of securities issued by companies in foreign countries or regions. Because the International Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the International Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is heightened in emerging markets.

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Europe Investing Risk. The International Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There continues to be uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

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Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the International Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Market Risk. The value of the International Fund’s shares will fluctuate based on the performance of the International Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the International Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the International Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

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Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the International Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

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Smaller Companies Risk. The International Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small- and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

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Multi-Management Risk. Because portions of the International Fund’s assets are managed by different portfolio managers using different styles, the International Fund could experience overlapping security transactions that could lead to unintended concentration in certain securities. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses and tax inefficiencies compared to using a single investment manager.

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Large Shareholder Purchase and Redemption Risk. The International Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the International Fund. Such large shareholder redemptions may cause the International Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the International Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the International Fund’s performance to the extent that the International Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the International Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the International Fund’s expense ratio.

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Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the International Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

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Sector Weightings Risk. Although sector focus is not a principal strategy of the International Fund, the International Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the International Fund emphasizes investments in a particular sector, the International Fund has the potential to be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the International Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

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Financial Sector Risk. The Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

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Investment Selection Risk. The sub-advisors’ portfolio managers may select investments that underperform and investors’ Fund shares may decline in value. This risk may be more significant when sub-advisors concentrate their holdings in a limited number of securities as may be the case in the International Fund because concentration can magnify the potential for gains and losses from individual securities. This risk may be greater for multi-manager funds compared to funds with a single manager.

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Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the International Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the International Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the International Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub-advisor’s control, including instances at third parties. The International Fund, the Advisor and each sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Fund Summary	5

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Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or that security’s value may decrease.

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Emerging Markets Risk. This is the risk that the value of the International Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

Performance

The following performance information provides some indication of the risks of investing in the International Fund. The bar chart shows changes in the performance of the International Fund’s Institutional Class shares from year to year. The table below shows how the International Fund’s average annual total returns of the Institutional Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index, a secondary market index, as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the International Fund will perform in the future. Updated performance information is available on the International Fund’s website at www.imgpfunds.com.

International Fund

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the International Fund were:

Highest:	29.96%	Quarter ended December 31, 2020
Lowest:	-32.92%	Quarter ended March 31, 2020

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Average Annual Total Returns (for the periods ended December 31, 2022)
	One Year	Five Years	Ten Years
International Fund
Institutional Class
Return Before Taxes	-21.58%	-1.00%	2.27%
Return After Taxes on Distributions	-21.56%	-1.25%	1.89%
Return After Taxes on Distributions and Sale of Fund Shares	-12.48%	-0.47%	1.92%
MSCI EAFE Index
(reflects no deduction of fees, expenses or taxes)	14.45%	1.54%	4.67%
Morningstar Foreign Large Blend Category
(reflects net performance of funds in this group)	15.77%	0.91%	3.94%

The International Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the International Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
iM Global Partner Fund Management, LLC	Jeremy DeGroot, CFA, Chief Investment Officer and Co-Portfolio Manager	2005
	Kiko Vallarta, CFA, Senior Vice President, Co-Head of Equity Strategies and Co-Portfolio Manager	2022
SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997
Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013
	Robin O. Jones, Managing Director, Portfolio Manager/Analyst	2023
Polen Capital Management, LLC	Todd Morris, Portfolio Manager and Analyst Daniel Fields, CFA, Portfolio Manager and Analyst	2021

Fund Summary	7

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund are shown below.

Fund/Type of Account	Minimum Initial Investment (1)	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with a Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. The Fund reserves the right to close purchases to new investors at any time.

Tax Information

Depending on the character of income distributed, the Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or iM Global may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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